SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Applix, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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APPLIX, INC.
289 Turnpike Road
Westborough, Massachusetts 01581-2831
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be Held on Thursday, June 9, 2005
       The 2005 Annual Meeting of Stockholders of Applix, Inc. (the “Company”) will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts on Thursday, June 9, 2005 at 1:00 p.m., local time. At the meeting, stockholders will consider and vote on the following matters:

(1)	To elect two Class II Directors to serve until the 2008 Annual Meeting of Stockholders;

(2)	To amend the Company’s 2004 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 1,000,000 shares to 2,000,000 shares;

(3)	To ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005; and

(4)	To transact such other business as may properly come before the meeting or any adjournment thereof.
      Stockholders of record at the close of business on April 20, 2005 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

Milton A. Alpern, Clerk
Westborough, Massachusetts
April 26, 2005
      Your vote is important regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope in order to ensure representation of your shares. No postage need be affixed if the proxy is mailed in the United States.

i

APPLIX, INC.
289 Turnpike Road
Westborough, Massachusetts 01581-2831
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
to be Held on Thursday, June 9, 2005
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
Solicitation of Proxies
      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Applix, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held on June 9, 2005, and at any adjournment of that meeting. All proxies will be voted in accordance with the stockholders’ instructions, and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Clerk of the Company or by voting in person at the Annual Meeting.
      The notice of Annual Meeting, this Proxy Statement and accompanying proxy and the Company’s Annual Report for the fiscal year ended December 31, 2004 are first being mailed to stockholders on or about April 26, 2005.
Who Can Vote
      To be able to vote, you must have been a stockholder of record at the close of business on April 20, 2005. As of that date, 14,615,422 shares of common stock of the Company, constituting all of the outstanding voting stock of the Company, were outstanding. Each share of common stock will have one vote for each matter to be voted on at the Annual Meeting.
Quorum Requirement
      A majority of the number of shares of common stock outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for purposes of each matter to be voted on at the Annual Meeting. Shares of common stock represented in person or by proxy (including shares that abstain or otherwise do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.
Votes Required
      The affirmative vote of the holders of a plurality of the votes cast by the holders of common stock is required for the election of directors. The affirmative vote of the holders of a majority of the votes cast on the matter is required for the approval of the amendment to the 2004 Equity Incentive Plan and the ratification of the selection of the Company’s independent auditors.
      Shares that abstain from voting as to a particular matter, and shares held in “street name” by a broker or nominee that indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will not be voted in favor of such matter, and also will not be counted as votes cast on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting with respect to the election of Class II Directors, the approval of the amendment to the 2004 Equity Incentive Plan and the ratification of the selection of the Company’s independent auditors.

Beneficial Ownership of Voting Stock
      The following table sets forth the beneficial ownership of the Company’s common stock as of January 31, 2005 (1) by each holder of 5% of more of the Company’s outstanding common stock, (2) by each director, (3) by each executive officer and (4) by all current directors and executive officers as a group.

	Number of Shares	Percentage of
	Beneficially	Outstanding
	Owned(1)	Common Stock(2)

5% Holders
Summit Capital Management, LLC(3)	904,600	6.3%
Non-Employee Directors
Bradley D. Fire(4)	1,887,555	13.2%
Alain J. Hanover(5)	84,882	*
John D. Loewenberg(6)	85,542	*
Peter Gyenes(7)	67,329	*
Charles F. Kane(8)	65,714	*
Named Executive Officers
David C. Mahoney(9)	310,250	2.1%
Milton A. Alpern(10)	50,000	*
Craig Cervo(11)	245,394	1.7%
Michael Morrison(12)	125,000	*
All current directors and executive officers as a group (9 persons)(13)	2,921,666	19.5%

*	Less than 1%.

(1)	Each person has sole investment and voting power with respect to the shares indicated as beneficially owned, except as otherwise noted. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership. In accordance with Securities and Exchange Commission (“SEC”) rules, each person listed is deemed to beneficially own any shares issuable upon the exercise of stock options held by him or her that were exercisable on January 31, 2005 or within 60 days after January 31, 2005; any reference in these footnotes to stock options refers only to such options, respectively.

(2)	Percentage ownership calculations are based on 14,303,809 shares of common stock outstanding as of January 31, 2005. Any shares that may be acquired upon the exercise of stock options on or prior to April 1, 2005 are deemed to be outstanding for the purpose of calculating the percentage of the outstanding common stock owned by such person or entity. These shares, however, are not considered outstanding when computing the percentage ownership of any other person or entity.

(3)	On February 16, 2005, Summit Capital Management, LLC (“SCM”) filed a Schedule 13G/A with the SEC reporting beneficial ownership and shared voting and dispositive power with respect to 904,600 shares as of December 31, 2004, consisting of shares beneficially owned by SCM, Summit Capital Partners, LP (“SCP”) and John C. Rudolf (“Rudolf”), President of SCM and General Partner of SCP; the information is reported herein in reliance on such filing. On March 25, 2005, SCM filed a subsequent Schedule 13G/A, reporting beneficial ownership and shared voting and dispositive power with respect to 619,700 shares as of March 23, 2005, consisting of shares beneficially owned by SCM, SCP and Rudolf. The address for SCM, SCP and Rudolf is 601 Union Street, Suite 3900, Seattle, WA 98101.

(4)	Mr. Fire’s address is 10512 S. Highland Lane, Olathe, KS 66061. Comprised of 1,867,555 shares held by Mr. Fire and his spouse and includes 20,000 shares subject to stock options.

(5)	Includes 51,500 shares subject to stock options.

(6)	Includes 34,542 shares held by Mr. Loewenberg and Linda P. Loewenberg and 5,000 shares held by Ms. Loewenberg. Includes 46,000 shares subject to stock options.

(7)	Includes 50,000 shares subject to stock options.

(8)	Includes 46,000 shares subject to stock options.

(9)	Includes 260,250 shares subject to stock options.

(10)	Consists of shares subject to stock options.

(11)	Includes 128,085 shares subject to stock options.

(12)	Includes 25,000 shares subject to stock options.

(13)	Includes a total of 676,835 shares subject to stock options held by the current directors and executive officers as a group.
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION
Members of the Board of Directors
      The Company’s Board of Directors is divided into three classes, with members of each class holding office for staggered three-year terms. There are currently two Class I Directors, whose terms expire at the 2007 Annual Meeting; two Class II Directors, whose terms expire at this Annual Meeting; and two Class III Directors, whose terms expire at the 2006 Annual Meeting (in all cases subject to the election and qualification of their successors or to their earlier death, resignation or removal).
      Set forth below are the names and certain information with respect to each director of the Company, including the nominees for Class I Directors.

Class I Directors (Terms expiring at the 2007 Annual Meeting):
      Mr. Fire, age 35, has been a director of the Company since February 2003. Mr. Fire has been the owner of Peeper Ranch, an equestrian facility, since March 2000. Mr. Fire served as a Senior Software Engineer of Go2Net, Inc., an Internet services company, from June 1998 to February 2000. Mr. Fire served as the co-Chief Executive Officer of Silicon Investor, a consumer website devoted to discussion about technology stocks, from May 1995 to June 1998.
      Mr. Loewenberg, age 64, has been a director of the Company since March 2001 and Chairman of the Board of Directors since July 2002. Mr. Loewenberg has been the Managing Partner of JDL Enterprises, a consulting company, since 1996. Mr. Loewenberg served as interim President and Chief Executive Officer of Wang Healthcare Information Systems, an electronic medical record solution company, from March 1998 to September 1998. From November 1996 to June 1997, Mr. Loewenberg served as President and Chief Executive Officer of FormMaker Software, Inc., a document management software company, that merged into DocuCorp International. From 1989 to 1995, he served as Senior Vice President and Chief Information Officer of Aetna Life and Casualty, an insurance company. Mr. Loewenberg is currently a director of DocuCorp International.

Class II Directors (Terms expiring at this Annual Meeting; each nominated for a term expiring at the 2008 Annual Meeting):
      Mr. Hanover, age 56, has been a director of the Company since July 1992. Mr. Hanover has been the Managing Director and Chief Executive Officer of Navigator Technology Ventures, a venture capital firm, since January 2002. He was the Managing Partner of Main Street Partners LLC, a venture capital firm, from August 2000 to December 2001. Mr. Hanover served as the President and Chief Executive Officer of InCert Software Corp., a computer software development and distribution company, from October 1997 to July 2000. Mr. Hanover served as Chairman of the Board of Directors and Chief Executive Officer of Viewlogic Systems, Inc., an engineering software company, from 1984 until May 1997.
      Mr. Kane, age 47, has been a director of the Company since March 2001. Mr. Kane has been the Senior Vice President and Chief Financial Officer of Aspen Technology, Inc., a provider of process management software and implementation services, since July 2003. He served as President and Chief Executive Officer of Corechange, Inc., an e-business access framework software provider, from May 2001 until its sale to Open Text Corporation in February 2003. From May 2000 to May 2001, Mr. Kane served as the Chief Operating Officer of Corechange. Before joining Corechange, from March 2000 to May 2000, Mr. Kane served as Executive Vice President and Chief Financial Officer of Ascential Software Corporation (formerly known as Informix Corporation), a global provider of information management software. Mr. Kane served as Executive Vice President and Chief Financial Officer of Ardent Software, Inc., a data integration software supplier, from November 1995 to March 2000 when it was acquired by Ascential.

Class III Directors (Terms expiring at the 2006 Annual Meeting):
      Mr. Mahoney, age 60, has been a director of the Company since October 1992. Mr. Mahoney served as interim President and Chief Executive Officer of the Company from February 28, 2003 to April 22, 2003 and has served as President and Chief Executive Officer since April 22, 2003. Mr. Mahoney served as Chief Executive Officer of Verbind, Inc., a provider of real-time behavioral analysis and event triggering technology, from May 2001 until February 2003, following the sale of Verbind to SAS Institute. Prior to joining Verbind, Mr. Mahoney served as Chairman of the Board of Directors of LeadingSide, Inc. (formerly Dataware Technologies, Incorporated), an e-business solutions provider, from February 2000 to May 2001, and President and Chief Executive Officer of LeadingSide from January 1999 to February 2000. LeadingSide filed for bankruptcy protection in April 2001. Mr. Mahoney served as President and Chief Executive Officer of Sovereign Hill Software, Inc., a collaborative knowledge discovery software provider, from January 1998 to December 1998, when it merged with Dataware Technologies. Mr. Mahoney served as Chairman of the Board and Chief Executive Officer of ePresence, Inc. (formerly Banyan Systems, Inc.), a networking software and services company, from 1983 until May 1997.
      Mr. Gyenes, age 59, has been a director of the Company since May 2000. Mr. Gyenes has served as the Chief Executive Officer of Ascential Software Corporation (formerly known as Informix Corporation), a global provider of information management software, since July 2000. Mr. Gyenes was Chairman, President and Chief Executive Officer of Ardent Software, Inc., a data integration software supplier, from April 1997 until the sale of Ardent to Ascential in March 2000. Mr. Gyenes is a member of the Board of Directors of Ascential Software Corporation and ViryaNet. Mr. Gyenes is also a member of the Board of Trustees of the Massachusetts Software Council.

Corporate Governance Guidelines
      The Board has adopted Corporate Governance Guidelines to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company and its stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, provide that:

•	the principal responsibility of the directors is to oversee the management of the Company;

•	a majority of the members of the Board shall be independent directors;

•	the independent directors meet regularly in executive session;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	at least annually the Board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.
Determination of Independence
      The Company’s common stock is listed on The NASDAQ SmallCap Market. Under current NASDAQ rules, a majority of the Board of Directors must be comprised of independent directors. NASDAQ defines “independent director” as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and specifically excludes persons having certain types of relationships with the Company from being considered independent. The Board of Directors has determined that each of Messrs. Fire, Gyenes, Hanover, Kane and Loewenberg is an “independent director” under NASDAQ rules.
Director Nomination Process
      The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board of Directors.
      In considering whether to recommend any particular candidate for inclusion in the Board of Directors’ slate of recommended director nominees, the Nominating and Corporate Governance Committee applies the criteria set forth in the Company’s Corporate Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.
      Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s common stock for at least a year as of the date such recommendation is made, to the Chairman of the Nominating and Corporate Governance Committee, Applix, Inc., 289 Turnpike Road, Westborough, MA 01581. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholder Communications with Directors
      The Board of Directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The Chairman of the Board of Directors is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the other directors as he considers appropriate.
      Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board of Directors considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.
      Stockholders who wish to send communications on any topic to the Board of Directors should address such communications in care of the Chairman of the Board of Directors, at Applix, Inc., 289 Turnpike Road, Westborough, MA 01581.
Attendance by Members of the Board of Directors at Meetings
      The Board of Directors met nine times during 2004. Each director attended at least 75% of the aggregate number of Board meetings and the number of meetings held by all committees on which he then served.
      The Company’s Corporate Governance Guidelines provide that directors are expected to attend the Annual Meeting of Stockholders. Two of the Company’s six directors attended the 2004 Annual Meeting.
Board Committees
      The Board of Directors has established three standing committees — Audit, Compensation, and Nominating and Corporate Governance — each of which operates under a charter that has been approved by the Board of Directors. Current copies of each committee’s charter are posted on the Investor Relations — Corporate Governance section of the Company’s website, www.applix.com.
      The Board of Directors has determined that all of the members of each of the Board of Directors’ three standing committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). In particular, the Board of Directors has determined that, although Mr. Fire falls outside the safe harbor provisions of Rule 10A-3(e)(1)(ii) under the Exchange Act because he beneficially owns more than 10% of the Company’s outstanding common stock, Mr. Fire nevertheless meets the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

Audit Committee
      The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of the Company’s independent auditors;

•	overseeing the work of the Company’s independent auditors, including through the receipt and consideration of certain reports from the independent auditors;

•	reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements and related disclosures;

•	monitoring the Company’s internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing the Company’s internal audit function;

•	discussing the Company’s risk management policies;

•	establishing policies regarding hiring employees from the independent auditors and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with the Company’s internal staff, independent auditors and management; and

•	preparing the audit committee report required by SEC rules (which is included on page 9 of this proxy statement).
      The Board of Directors has determined that Mr. Kane is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.
      The members of the Audit Committee are Messrs. Kane (Chairman), Fire, Hanover and Loewenberg. The Audit Committee met six times during 2004.

Compensation Committee
      The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	determining the CEO’s compensation;

•	reviewing and approving, or making recommendations to the Board of Directors with respect to, the compensation of the Company’s other executive officers;

•	overseeing an evaluation of the Company’s senior executives;

•	overseeing and administering the Company’s cash and equity incentive plans; and

•	reviewing and making recommendations to the Board of Directors with respect to director compensation.
      The members of the Compensation Committee are Messrs. Hanover (Chairman), Gyenes and Loewenberg. The Compensation Committee met seven times during 2004.

Nominating and Corporate Governance Committee
      The Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become Board members;

•	recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board of Directors’ committees;

•	reviewing and making recommendations to the Board of Directors with respect to management succession planning;

•	developing and recommending to the Board of Directors corporate governance principles; and

•	overseeing the evaluation of the Board of Directors.
      The members of the Nominating and Corporate Governance Committee are Messrs. Loewenberg (Chairman), Gyenes and Hanover. The Nominating and Corporate Governance Committee met three times during 2004.
Directors’ Compensation

Cash Compensation
      Employee directors of the Company do not receive compensation for their services as directors. The non-employee directors receive annual compensation for their services as directors as follows:

•	$10,000 to each non-employee director;

•	an additional $25,000 for the non-employee director serving as the Chairman of the Board;

•	an additional $25,000 for the non-employee director serving as the Audit Committee chairman; and

•	an additional $12,500 for the non-employee director serving as the Compensation Committee chairman.
      In addition, non-employee directors are reimbursed for expenses incurred in connection with attendance at Board of Directors meetings.

Stock Options
      Pursuant to the 2003 Director Equity Plan (the “2003 Director Plan”), (1) each non-employee director received a stock option for 10,000 shares of common stock on January 1, 2004, (2) each non-employee director receives a stock option for 10,000 shares of common stock on January 1 of each year, so long as he or she continues to serve as a director and provided he or she attended at least 75% of the meetings of the Board of Directors and any committees on which he or she served in the preceding year and (3) each new non-employee director receives a stock option to purchase 10,000 shares of common stock upon such director’s initial election to the Board of Directors (an “Election Grant”). All of the stock options described above have an exercise price equal to the fair market value of the common stock on the date of grant. Except for Election Grants, the stock options become exercisable on the first anniversary of the date of grant (or upon an earlier change in control of the Company), provided the optionee continues to serve as a director of the Company on such date; and expire seven years from the date of grant or 90 days after the optionee ceases to serve as a director. Election Grants become exercisable in two equal annual installments on the first and second anniversaries of the date of grant (or upon an earlier change in control of the Company), provided the optionee continues to serve as a director of the Company on such date.

Stock Awards
      The non-employee directors automatically receive grants of common stock of the Company on January 1 of each year as follows:

•	$5,000 worth of common stock to each non-employee director serving as a director on such date;

•	an additional $10,000 worth of common stock to the non-employee director serving as Chairman of the Board of Directors on such date;

•	an additional $2,500 worth of common stock to each non-employee director serving on the Audit Committee on such date;

•	an additional $5,000 worth of common stock to the non-employee director serving as the Chairman of the Audit Committee on such date;

•	an additional $2,500 worth of common stock to each non-employee director serving on the Compensation Committee on such date;

•	an additional $2,500 worth of common stock to the non-employee director serving as the Chairman of the Compensation Committee on such date; and

•	an additional $2,500 worth of common stock to each non-employee director serving on the Nominating and Corporate Governance Committee on such date, provided that such grant shall not be made if such non-employee director is also a member of either the Compensation Committee or the Audit Committee on such date.
      Such common stock shall be valued at the average closing price of the common stock on The NASDAQ SmallCap Market (or such other principal exchange on which the common stock is then listed, or the average of the closing bid and asked prices in the over-the-counter market, as applicable) on the five consecutive trading days ending two days prior to the date of each grant.
Report of the Audit Committee of the Board of Directors
      The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2004 and has discussed these financial statements with the Company’s management and the Company’s independent auditors. The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The Company’s independent auditors are responsible for conducting an independent audit of the Company’s annual financial statements in accordance with generally accepted accounting principles and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of these processes.
      The Audit Committee has also received from, and discussed with, the Company’s independent auditors various communications that the Company’s independent auditors are required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees). SAS 61 (as codified in AU Section 380 of the Codification of Statements on Auditing Standards) requires the Company’s independent auditors to discuss with the Company’s Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.
      The Company’s independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with the independent auditors their independence from the Company.
      Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.
      By the Audit Committee of the Board of Directors.

Bradley D. Fire
Alain J. Hanover
Charles F. Kane
John D. Loewenberg
Code of Business Conduct and Ethics
      The Company has adopted a written Code of Business Conduct and Ethics (the “Code”) that applies to the Company’s directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company has posted the Code on its website, which is located at www.applix.com. In addition, the Company intends to disclose on its website any amendments to, or waivers from, any provision of the Code that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

EXECUTIVE COMPENSATION AND RELATED MATTERS
Summary Compensation
      The following Summary Compensation Table sets forth certain information concerning the compensation for each of the last three fiscal years of (1) the Chief Executive Officer (the “CEO”) of the Company as of December 31, 2004, and (2) the other three persons serving as executive officers as of December 31, 2004.

				Long-Term
				Compensation
				Awards(2)
		Annual Compensation(1)
				Number of Shares
	Fiscal			Underlying Stock	All Other
Name and Principal Position	Year	Salary	Bonus	Options	Compensation

David C. Mahoney(3)	2004	$250,000	$127,160	150,000	—
President and Chief Executive Officer	2003	$243,186	$134,176	760,000	—
Milton A. Alpern(4)	2004	$180,000	$85,152	75,000	—
Chief Financial Officer and Treasurer	2003	$97,500	$42,283	125,000	—
Craig Cervo	2004	$190,000	$49,259	—	—
Vice President — Product Development	2003	$190,000	$58,120	87,500	—
	2002	$190,000	$58,663	—	—
Michael Morrison(5)	2004	$96,250	$60,699	200,000	—
Vice President — Worldwide Field Operations

(1)	Other annual compensation in the form of perquisites and other personal benefits has been omitted, in accordance with the rules of the SEC, as the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for each executive officer in each fiscal year covered.

(2)	The Company did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive plan payouts during any fiscal year covered.

(3)	Mr. Mahoney served as interim President and Chief Executive Officer of the Company from February 28, 2003 to April 22, 2003 and has served as President and Chief Executive Officer since April 22, 2003. Mr. Mahoney was not an executive officer of the Company prior to 2003.

(4)	Mr. Alpern became the Chief Financial Officer and Treasurer of the Company on June 16, 2003. Mr. Alpern was not an executive officer of the Company prior to 2003.

(5)	Mr. Morrison became the Vice President — Worldwide Field Operations on July 28, 2004. Mr. Morrison was not an executive officer of the Company prior to 2004.

Stock Option Grants
      The following table sets forth information regarding the granting of stock options during 2004 to the Company’s executive officers:

	Individual Grants				Potential Realizable
					Value at Assumed
	Number of	Percent of			Annual Rates of Stock
	Shares	Total Options			Price Appreciation
	Underlying	Granted to			for Option Term(2)
	Options	Employees in	Exercise Price
Executive Officer	Granted	Fiscal Year	Per Share(1)	Expiration Date	5%	10%

David C. Mahoney	150,000	14.63%	$4.18	2/3/2011	$255,252	$594,846
Milton A. Alpern	75,000	7.31%	$4.15	2/2/2011	$126,710	$295,288
Craig Cervo	—	—	—	—	—	—
Michael Morrison	200,000	19.50%	$4.40	6/1/2011	$358,248	$834,871

(1)	These stock options are intended to be incentive stock options at the time of grant (to the extent they qualify therefor). These stock options vest in equal installments every six months over a four-year period, accelerate in full upon a change of control of the Company and generally terminate ninety days following termination of the executive officer’s employment with the Company or on the expiration date, whichever occurs earlier. The exercise price of each stock option is equal to the fair market value per share of the common stock on the date of grant.

(2)	Amounts represent hypothetical gains that could be achieved for the respective stock options if exercised at the end of the stock option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective stock options were granted to their expiration date. The grants shown are net of the stock option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the stock option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of the common stock, the optionholder’s continued employment through the stock option period, and the date on which the stock options are exercised.

Stock Option Exercises and Holdings
      The following table sets forth certain information concerning the number and value of exercised stock options during the year ended December 31, 2004 by each of the Company’s executive officers and the number and value of unexercised stock options held by each of the Company’s executive officers on December 31, 2004.

			Number of Shares
			Underlying	Value of Unexercised
			Unexercised Options at	In-the-Money Options
	Shares		Fiscal Year-End	at Fiscal Year-End(2)
	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized(1)	Unexercisable	Unexercisable

David C. Mahoney	5,000	$10,000	194,000/750,000	$601,777/ $2,145,875
Milton A. Alpern	15,625	$52,242	40,625/143,750	$107,031/ $ 307,656
Craig Cervo	72,800	$97,978	208,526/ 83,260	$475,368/$ 288,519
Michael Morrison	—	—	25,000/175,000	$17,500/$ 122,500

(1)	Represents the difference between the stock option exercise price and the closing price of the common stock on the date of exercise.

(2)	Represents the closing price of the common stock on December 31, 2004, the last trading day of 2004 ($5.10 per share), less the stock option exercise price.
Equity Compensation Plan Disclosure
      The following table provides information about the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2004:

Number of
securities
remaining available
for future issuance
	Number of securities	Weighted-average		under equity
	to be issued upon	exercise price of		compensation
	exercise of	outstanding		plans (excluding
	outstanding options,	options, warrants		securities reflected
Plan Category	warrants and rights	and rights		in column (a))

	(a)	(b)		(c)
Equity compensation plans approved by security holders(1)	3,486,115	$2.96	(2)	1,276,075	(3)
Equity compensation plans not approved by security holders	—	N.A.		—
Total	3,486,115			1,276,075

(1)	Consists of the following equity compensation plans: the 1984 Stock Option Plan, 1994 Equity Incentive Plan (“1994 Equity Plan”), the 1996 Director Stock Option Plan, the 2001 Employee Stock Purchase Plan (the “2001 ESPP”), the 2003 Director Plan and the 2004 Equity Incentive Plan (the “2004 Plan”).

(2)	Excludes an aggregate of 57,996 shares issuable in connection with the current offering period under the 2001 ESPP; such shares are included in column (c) of the table.

(3)	Consists of 491,727 shares issuable under the 2001 ESPP, 203,348 shares issuable under the 2003 Director Plan, and 581,000 shares issuable under the 2004 Plan.

Retention Arrangements
      The Company entered into an Executive Change-in-Control Agreement with Mr. Cervo in April 2003 and a Retention Agreement with Mr. Mahoney in May 2003, with Mr. Alpern in June 2003 and Mr. Morrison in June 2004. The agreements provide for certain severance benefits in the event the executive’s employment is terminated under specified circumstances. Each agreement expires on December 31, 2005, provided that (i) each agreement is subject to automatic one-year extensions unless prior notice of agreement termination is given by the Company and (ii) the executive is entitled to the severance benefits provided therein if a change in control occurs during the term of the respective agreement and the executive’s employment is terminated under specified circumstances within 12 months after such change in control (even if such employment termination date is after the termination date of the applicable agreement). Upon a change in control, all outstanding stock options of the executive become exercisable in full irrespective of whether an employment termination occurs.
      If Mr. Cervo’s employment is terminated by the Company without cause or by Mr. Cervo for good reason within 12 months following a change in control, Mr. Cervo will receive a continuation of base salary during the six-month period following employment termination.
      If Mr. Mahoney’s employment is terminated by the Company without cause or by Mr. Mahoney for good reason within 12 months following a change in control, Mr. Mahoney will receive a continuation of base salary and target bonus during the one-year period following employment termination. If Mr. Mahoney’s employment terminates without cause or for good reason at any time other than within 12 months following a change in control, Mr. Mahoney will receive a continuation of base salary and a continuation of vesting of his outstanding stock options during the one-year period following employment termination.
      If Mr. Alpern’s employment is terminated by the Company without cause or by Mr. Alpern for good reason within 12 months following a change in control, Mr. Alpern will receive a continuation of base salary and target bonus during the six-month period following employment termination. If Mr. Alpern’s employment is terminated by the Company without cause or by Mr. Alpern for good reason at any time other than within 12 months following a change in control, Mr. Alpern will receive a continuation of base salary and a continuation of vesting of his outstanding stock options during the six-month period following employment termination.
      If Mr. Morrison’s employment is terminated by the Company without cause or by Mr. Morrison for good reason within 12 months following a change in control, Mr. Morrison will receive a continuation of base salary and target bonus during the six-month period following employment termination. If Mr. Morrison’s employment is terminated by the Company without cause or by Mr. Morrison for good reason at any time other than within 12 months following a change in control, Mr. Morrison will receive a continuation of base salary and a continuation of vesting of his outstanding stock options during the six-month period following employment termination.
      If the amount of severance payments to the executives following a change in control exceeds certain limits (generally three times the average of such executive’s compensation over the previous five years), a portion of the amount will be subject to an excise tax payable by the executive and will not be deductible by the Company under the United States Internal Revenue Code of 1986, as amended (the “Code”).
Certain Relationships and Related Transactions
      On February 27, 2004, the Company sold 328,947 shares of its common stock to Bradley D. Fire, one of the Company’s directors, and 328,947 shares of its common stock to a relative of Mr. Fire. The total aggregate proceeds received by the Company was $3,000,000. The purchase price of the shares was $4.56 per share, which represented the average of the last reported sales price per share of the Company’s common stock on the NASDAQ SmallCap Market over the five consecutive trading days ending February 26, 2004.

Compensation Committee Interlocks and Inside Participation
      The Compensation Committee currently consists of Messrs. Gyenes, Hanover and Loewenberg. No member of the current Compensation Committee has been an officer or employee of ours at any time. None of our executive officers serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.
Compensation Committee Report On Executive Compensation

General
      The Company’s executive compensation program is administered by the Compensation Committee of the Board of Directors (the “Committee”), which throughout 2004 was comprised of three non-employee directors. The Committee is responsible for determining the salaries of, establishing bonus programs for, and granting stock options to, the Company’s executive officers and for overseeing compensation programs and strategies for the entire Company. In making decisions regarding executive compensation, the Committee receives and considers input from the Company’s Chief Executive Officer.
      The Committee has three general goals in determining executive compensation. First, the Committee seeks to provide incentive for, and to reward, the attainment of objectives for the benefit of the Company and its stockholders. Second, the Committee seeks to compensate executive officers in a manner that enables the Company to attract and retain talented executive officers who can contribute to the success of the Company. Third, the Committee seeks to set the compensation of each executive at a level that it believes is fair, based on both the executive officer’s relative contribution to the Company and the compensation levels of similarly situated executive officers in comparable companies.
      The Company’s executive compensation consists of three principal elements: salary, bonuses and equity grants.
      In establishing base salaries for executive officers, the Committee considers numerous factors such as the executive’s responsibilities, the executive’s importance to the Company, the executive’s performance in the prior year, historical salary levels of the executive, and the salaries of executive officers at certain other companies whose business and/or financial situation is similar to that of the Company. To the extent it deems it appropriate, the Committee also considers general economic conditions within the area and within the industry. Based on these factors and considerations, the Committee elected to set Mr. Mahoney’s 2004 annual base salary at $250,000.
      The Committee believes that it is important to tie a significant portion of the compensation of executive officers to the attainment of corporate success, thus aligning the objectives and rewards of Company’s executive officers with those of the stockholders of the Company. For 2004, the Committee established a bonus program for the executive officers based on a variety of corporate objectives, including revenue, net income and cash balance goals, and, for Mr. Mahoney and Mr. Alpern, the attainment of individual objectives. Under this bonus program, each current executive officer was assigned a target total bonus, which ranged up to $150,000 (in the case of Mr. Mahoney). The target bonuses for Mr. Mahoney and Mr. Alpern were comprised of quarterly target bonuses and an annual target bonus, and the target bonuses for Mr. Cervo and Mr. Morrison were comprised of quarterly target bonuses. For Mr. Mahoney, Mr. Alpern and Mr. Cervo, quarterly bonuses were based on revenue objectives (34% of target quarterly bonus), net income objectives (33% of target quarterly bonus) and cash balance objectives (33% of target quarterly bonus). For Mr. Morrison, quarterly bonuses were based on license revenue objectives (30% of target quarterly bonus), revenue objectives (30% of target quarterly bonus), net income objectives (20% of target quarterly bonus) and cash balance objectives (20% of target quarterly bonus). Mr. Mahoney and Mr. Alpern were also eligible for an annual bonus, which was based on revenue objectives (20% of target annual bonus), net income objectives (20% of target annual bonus) and individual objectives (60% of target annual bonus). For 2004, the total bonus payments for executive officers ranged from 63% to 95% of the applicable target total bonus, and Mr. Mahoney and Mr. Alpern received 100% of the target annual bonus allocated to individual objectives.
      The Committee also uses stock options as a significant element of the compensation package of executive officers, because it believes stock options provide an incentive to executive officers to maximize stockholder value and because they compensate executive officers only to the extent that the Company’s stockholders receive a return on their investment. Moreover, because stock options granted to executive officers generally become exercisable over a four-year period and terminate upon or shortly after the termination of the executive’s employment with the Company, stock options serve as a means of retaining these executive officers. In determining the total number of shares of common stock to be covered by stock option grants to executive officers in a given year, the Committee takes into account the number of shares of common stock covered by, and the exercise price of, outstanding stock options, the number of shares reserved for issuance under the Company’s stock option plan, any promotions that occur during the year, recommendations of management concerning stock option grants to employees below executive level, the Company’s projected hiring needs for the coming year and the recent performance of the Company. In making individual stock option grants to executive officers, the Committee considers the same factors considered in the determination of base salary levels, recent promotions, as well as the stock and stock option holdings of each executive and the exercise price and remaining vesting schedule of such executive’s stock options.
      In determining the compensation of the Chief Executive Officer, the Committee considered the same factors and goals that it used in determining the compensation of the other executive officers.

Compliance with Internal Revenue Code Section 162(m)
      Under Section 162(m) of the Code, compensation in excess of $1.0 million paid to the chief executive officer and four other most highly compensated executive officers of a public company generally will not be deductible by the company for federal income tax purposes. Certain performance-based compensation, however is excluded from this limitation if certain requirements are met. Most stock option grants under the Company’s stock option plans are intended to comply with the performance-based exception to Section 162(m), thus excluding from the Section 162(m) limitation the income recognized by executive officers pursuant to stock options. The Committee intends to review periodically the potential effect of Section 162(m) and may in the future decide to structure certain other executive compensation programs so that they comply with the performance-based requirements of Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the plans will meet the performance-based requirements under Section 162(m). In addition, the Committee reserves the right to use its judgment to grant stock options and authorize compensation payments that do not comply with the performance-based exceptions in Section 162(m) of the Code when the Committee believes such stock options and payments are appropriate and in the best interests of stockholders, after taking into consideration changing business conditions or the officer’s performance.
      By the Compensation Committee of the Board of Directors.

Peter Gyenes
Alain J. Hanover
John D. Loewenberg

COMPARATIVE STOCK PERFORMANCE GRAPH
      The following graph compares the cumulative total stockholder return on the common stock of the Company between December 31, 1999 and December 31, 2004 with the cumulative total return of (1) the CRSP Total Return Index for The NASDAQ Stock Market (U.S.) (the “NASDAQ Composite Index”) and (2) NASDAQ Computer & Data Processing Index (the “NASDAQ Computer Index”) over the same period. The Company historically included a comparison to the Standard & Poor’s Computer (Software and Services) Index (the “S&P Computer Index”), which ceased being published as of December 31, 2001. The Company selected the NASDAQ Computer Index in lieu of the S&P Computer Index. This graph assumes the investment of $100.00 on December 31, 1999 in the Company’s common stock and assumes any dividends are reinvested.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG APPLIX, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

*	$100 invested on 12/31/99 in stock or index—including reinvestment of dividends. Fiscal year ending December 31.

	12/99	12/00	12/01	12/02	12/03	12/04

APPLIX, INC.	$100.00	$13.84	$7.75	$6.15	$19.54	$28.23
NASDAQ STOCK MARKET (U.S.)	$100.00	$60.30	$45.49	$26.40	$38.36	$40.51
NASDAQ COMPUTER & DATA PROCESSING	$100.00	$52.15	$37.89	$26.84	$38.11	$43.05

PROPOSAL 1 — ELECTION OF DIRECTORS
      The persons named in the enclosed proxy will vote to elect each of Alain J. Hanover and Charles F. Kane as Class II Directors, unless authority to vote for the election of the nominees is withheld by marking the proxy to that effect. Each of the nominees is currently a Class II Director of the Company. Each of Mr. Hanover and Mr. Kane has indicated his willingness to serve, if elected, but if any of such persons should be unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the Board of Directors. Proxies may not be voted for a greater number of persons than the number of nominees named herein. The Board of Directors recommends that you vote “FOR” the election of Messrs. Hanover and Kane.
PROPOSAL 2 — APPROVAL OF THE AMENDMENT TO THE 2004 EQUITY INCENTIVE PLAN
      On February 9, 2005, the Board of Directors adopted, subject to stockholder approval, an amendment to the 2004 Equity Incentive Plan (the “2004 Plan”) increasing the total number of shares reserved for issuance by an additional 1,000,000 shares of common stock to an aggregate of 2,000,000 shares of common stock. This amendment will enable the Company to continue to grant stock awards to eligible employees, officers, directors, consultants, and advisors of the Company and its subsidiaries under the terms and conditions of the 2004 Plan.
      The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, the Board of Directors believes this amendment to the 2004 Plan is in the best interests of the Company and its stockholders and recommends a vote “FOR” this proposal.
Summary of the 2004 Plan
      The following is a brief summary of the 2004 Plan. The following summary is qualified in its entirety by reference to the 2004 Plan, a copy of which is attached as Appendix A to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov). In addition, a copy of the 2004 Plan may be obtained from the Clerk of the Company.

Types of Awards
      The 2004 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-statutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into common stock and the grant of stock appreciation rights (collectively, “Awards”).
      Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified stock option price and subject to such other terms and conditions as are specified in connection with the stock option grant. Stock options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the common stock on the date of grant. Under present law, however, incentive stock options and stock options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the Company or its subsidiaries). Incentive stock options may not be granted for a term in excess of ten years (five years in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the company or its subsidiaries). Stock options shall be exercisable at such times and subject to such terms and conditions as the Board of Directors may specify in the applicable stock option agreement. The 2004 Plan permits the following forms of payment of the exercise price of stock options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) surrender to the Company of shares of common stock, (iii) to the extent permitted by applicable law and by the Board delivery to the Company of a promissory note, (iv) any other lawful means as the Board may determine, or (v) any combination of these forms of payment.
      Restricted Stock Awards and Other Stock-Based Awards. Restricted Stock Awards entitle recipients to acquire shares of common stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. Under the 2004 Plan, the Board of Directors has the right to grant other Awards based upon the common stock having such terms and conditions as the Board of Directors may determine, including the grant of shares based upon certain conditions and the grant of securities convertible into common stock.
      The 2004 Plan permits the Board of Directors to establish performance goals for the granting of Restricted Stock Awards or other stock-based Awards or lapsing of restrictions thereon and the distribution of cash or shares pursuant thereto, as applicable. Such performance goals may be based on the attainment of specified levels of one or any combination of the following: (a) earnings per share, (b) return on average equity or average assets with respect to a pre-determined peer group, (c) earnings, (d) earnings growth, (e) revenues, (f) expenses, (g) stock price, (h) market share, (i) return on sales, assets, equity or investment, (j) regulatory compliance, (k) improvement of financial ratings, (l) achievement of balance sheet or income statement objectives, (m) total shareholder return, (n) net operating profit after tax, (o) pre-tax or after-tax income, (p) cash flow, or (q) such other objective goals established by the Board of Directors, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.
      Stock Appreciation Rights. A Stock Appreciation Right, or SAR, is an award entitling the holder, upon exercise, to receive an amount in common stock or cash or a combination thereof determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of common stock. SARs may be granted independently or in tandem with an option.

Eligibility to Receive Awards
      Employees, officers, directors, consultants and advisors of the Company and its subsidiaries are eligible to be granted Awards under the 2004 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its subsidiaries. The maximum number of shares with respect to which Awards may be granted to any participant under the 2004 Plan may not exceed 750,000 shares per calendar year. The maximum number of shares with respect to which Awards other than options and SARs may be granted is 750,000 shares.

Plan Benefits
      As of February 28, 2005, approximately 128 persons were eligible to receive Awards under the 2004 Plan, including the Company’s four executive officers and five non-employee directors. The granting of Awards under the 2004 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.
      On April 20, 2005, the last reported sale price of the Company’s common stock on The NASDAQ SmallCap Market was $5.32.

Administration
      The 2004 Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2004 Plan and to interpret the provisions of the 2004 Plan. Pursuant to the terms of the 2004 Plan, the Board of Directors may delegate authority under the 2004 Plan to one or more committees or subcommittees of the Board of Directors. The Board of Directors has authorized the Compensation Committee to administer certain aspects of the 2004 Plan, including the granting of stock options to executive officers, and has authorized a committee of the Board of Directors, consisting of Mr. Mahoney, to grant stock options, subject to limitations set by the Board of Directors, to newly hired employees who are not executive officers.
      Subject to any applicable limitations contained in the 2004 Plan, the Board of Directors, the Compensation Committee, or any other committee to whom the Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of common stock covered by stock options and the dates upon which such stock options become exercisable, (ii) the exercise price of stock options, (iii) the duration of stock options, and (iv) the number of shares of common stock subject to any restricted stock Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price. The Board of Directors may also defer delivery of shares of common stock subject to any Awards to such time or times, and on such conditions, as the Board of Directors may specify. The Board of Directors, in connection with a merger or consolidation of any entity with the Company, may grant stock options in substitution for any options or other stock or stock-based awards granted by an entity or any of its affiliates. The Board of Directors shall determine the terms of any substitute stock options.
      The Board of Directors is required to make appropriate adjustments in connection with the 2004 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2004 Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (i) any merger or consolidation of the Company with or into another entity as a result of which all of the common stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (ii) any exchange of all of the common stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (iii) any liquidation or dissolution of the Company. Upon the occurrence of a Reorganization Event, the Board of Directors shall provide that outstanding Awards shall be assumed (or substantially equivalent awards substituted) by the acquiror, accelerate and/or terminate (immediately prior to the Reorganization Event) unexercised Awards or take one or more of the other actions provided for in the 2004 Plan.
      If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such Award will again be available for grant under the 2004 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

Amendment or Termination
      No Award may be made under the 2004 Plan after February 2, 2014, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2004 Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company’s stockholders.

Federal Income Tax Consequences
      The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the 2004 Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options
      A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the stock option grant date and ending three months before the date the participant exercises the stock option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.
      A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the stock option was granted and more than one year after the stock option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Non-statutory Stock Options
      A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the stock option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock
      A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights
      A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards
      The tax consequences associated with any other stock-based Award granted under the 2004 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant’s holding period and tax basis for the Award or underlying common stock.

Tax Consequences to Us
      There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.
Participation in the 2004 Equity Incentive Plan
      The following table sets forth information with respect to participation in the 2004 Plan by each Named Executive Officer (as defined under “Executive Compensation”), all current executive officers as a group and all other employees as a group during the fiscal year ended December 31, 2004.

	Number of Shares
	Underlying	Exercise Price
Name of Individual and Position	Option Granted	($ Per Share)

David C. Mahoney	—	—
President and Chief Executive Officer
Milton A. Alpern	—	—
Chief Financial Officer and Treasurer
Craig Cervo	—	—
Vice President — Product Development
Michael Morrison	200,000	$4.40
Vice President — Worldwide Field Operations
All current executive officers as a group (4 persons)	200,000	$4.40
All other employees as a group	219,000	$4.31	(1)

(1)	Represents a weighted average per share purchase price.

PROPOSAL 3 — RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
General
      The Audit Committee of the Board of Directors has selected the firm of Deloitte & Touche LLP, independent auditors, as the Company’s auditors for the fiscal year ending December 31, 2005. Although stockholder approval of the selection of Deloitte & Touche LLP is not required by law, the Company’s Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If the proposal is not approved by the Company’s stockholders at the 2005 Annual Meeting, the Audit Committee may reconsider its selection of Deloitte & Touche LLP. The Board of Directors believes ratification of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005 is in the best interests of the Company and its stockholders and recommends a vote “FOR” this proposal.
      Representatives of Deloitte & Touche LLP are expected to be present at the 2005 Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.
Independent Auditors’ Fees and Other Matters

Independent Auditors’ Fees
      The following table summarizes the fees that Deloitte & Touche LLP billed to the Company for each of the last two fiscal years for audit services and other services.

	Fiscal Year 2004	Fiscal Year 2003

Type of Fee	Total	Total

Audit Fees(1)	$327,000	$290,000
Audit Related Fees(2)	$—	$—
Tax Fees(3)	$221,000	$210,000
All Other Fees(4)	$—	$—
Total	$548,000	$500,000

(1)	Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees”. The Company did not pay any audit-related fees in 2003 or 2004 to Deloitte & Touche LLP.

(3)	Tax fees in fiscal year 2004 consist of tax compliance, tax advice and tax planning services. Tax fees in fiscal year 2003 consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to preparation of original tax returns and tax planning and reporting services, accounted for $114,000 in 2004 and $98,000 in 2003. Tax advice and tax planning services, which relate to assistance with tax audits, employee benefit plans and a transfer price study, accounted for $107,000 in 2004 and $85,000 in 2003. The Company also paid $27,000 to Deloitte & Touche LLP in 2003 for valuation services relating to the Company’s sale of its customer relationship management business for tax planning purposes only. The valuation services were provided and completed by Deloitte & Touche LLP prior to Deloitte & Touche LLP’s appointment as independent auditors of the Company. None of the tax fees billed in 2003 or 2004 related to services provided under the de minimis exception to the audit committee pre-approval requirements.

(4)	The Company did not pay any other fees in 2003 or 2004 to Deloitte & Touche LLP.

Pre-Approval Policies and Procedures
      The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent auditors. This policy generally provides that the Company will not engage its independent auditors to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.
      From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditors during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
      The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve specific audit and permitted non-audit services to be provided to the Company by its independent auditors, and the associated fees, provided the approved services involve fees of less than $10,000 in any particular instance. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

Leased Employees
      In connection with its engagement to audit our consolidated financial statements for the year ended December 31, 2004, Deloitte & Touche LLP has informed us that no work was performed by persons other than its full-time, permanent employees.
Change in Independent Auditors
      On September 15, 2003, the Company’s Audit Committee voted to dismiss Ernst & Young LLP as the Company’s independent auditors and to engage Deloitte & Touche LLP as the Company’s independent auditors.
      Ernst & Young LLP’s report on the Company’s financial statements for each of the fiscal years ended December 31, 2001 and December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.
      During the Company’s fiscal years ended December 31, 2001 and December 31, 2002 and the subsequent interim period preceding the decision to change independent auditors, the Company had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements.
      During the course of its audit of the Company’s financial statements for the year ended December 31, 2002, Ernst & Young LLP advised the Company’s Audit Committee that in connection with the review of a customer contract, information had come to Ernst & Young LLP’s attention that led Ernst & Young LLP to conclude that it could no longer rely on the representations of certain members of management of the Company. Those members of management are no longer employed by the Company.

      In connection with its audit of the Company’s financial statements for the year ended December 31, 2002, Ernst & Young LLP also advised the Company’s Audit Committee and management that certain internal controls necessary for the Company to develop reliable financial statements did not exist. Specifically, Ernst & Young LLP advised the Company’s Audit Committee and management that deficiencies in the design and operation of certain internal control components included: (i) a failure in its contract review process with respect to revenue recognition for a contract with a German customer; (ii) a lack of segregation of duties affecting revenue recognition with respect to amendments to a particular customer contract; and (iii) a lack of understanding of the appropriate accounting for expense allocation associated with certain payments made in connection with an acquisition by the Company. The Company believes it has addressed these internal control matters by implementing additional control procedures involving management’s review and evaluation of contracts, contract signing authority and segregation of duties.
      Except as set forth in the two preceding paragraphs, there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.
      The Company provided Ernst & Young LLP with a copy of the foregoing disclosures. A copy of Ernst & Young LLP’s letter to the SEC, dated September 22, 2003 is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 22, 2003.
      During the Company’s fiscal years ended December 31, 2001 and December 31, 2002 and the subsequent interim period preceding the decision to engage Deloitte & Touche LLP as its independent auditors, neither the Company, nor anyone acting on behalf of the Company, consulted Deloitte & Touche LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any reportable event (as described in Item 304(a)(1)(v)) of Regulation S-K).
OTHER MATTERS
      The Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.
Notice of Amendment of the Company’s Bylaws
      The Commonwealth of Massachusetts, the jurisdiction within which the Company is incorporated, adopted a new corporate statute that became effective as of July 1, 2004. The Company is subject to this new Massachusetts Business Corporation Act, Chapter 156D (“Chapter 156D”). Chapter 156D updates many of the corporate governance and board, shareholder and officer powers and procedures. The Board of Directors, on June 30, 2004 and again on February 9, 2005, amended the Company’s Bylaws, to conform the Company’s Bylaws to the provisions of Chapter 156D. The Board of Directors did not revise those sections of the Bylaws that require stockholder approval, such as provisions relating to director removal, indemnification or the procedures required to amend the Bylaws. In brief, changes to the Bylaws:

•	Allow electronic communications with directors and shareholders and permit shareholders to participate in shareholder meetings by means of remote communication;

•	Update provisions relating to the validity of proxies and notice and record dates for shareholder meetings;

•	Update the quorum and voting requirements for directors;

•	Include provisions relating to the establishment of board committees and the authority of such committees; and

•	Include provisions relating to board requirements and vacancies and officer designations and requirements.
The above summary is qualified in its entirety by reference to the Company’s Bylaws, a copy of which is attached as Appendix B to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov). In addition, a copy of the Bylaws may be obtained from the Clerk of the Company.
Solicitation of Proxies
      All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.
Stockholder Proposals
      Proposals of stockholders intended to be included in the Company’s proxy statement for the 2006 Annual Meeting of Stockholders must be received by the Company at its principal office not later than December 23, 2005.
      If a stockholder who wishes to make a proposal at the 2006 Annual Meeting  — other than one that will be included in the Company’s proxy materials — does not notify the Company by March 9, 2006, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.
      With respect to nomination of directors for election at the 2006 Annual Meeting, stockholders nominating candidates must provide notice to the Company complying with the provisions of Section 1.9 of the Company’s Bylaws. Such notice must be provided to the Company no earlier than February 8, 2006 and no later than March 10, 2006.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and the holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership of the Company’s common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on its review of copies of reports filed by the directors and executive officers of the Company pursuant to Section 16(a) or written representations by the persons required to file these reports, the Company believes that during 2004 all filing requirements of Section 16(a) were satisfied, except that Mr. Alpern filed one late Form 4 for the grant of an employee stock option; Mr. Mahoney filed one late Form 4 for the grant of an employee stock option; and Mr. Morrison filed one late Form 4 for the purchase of common stock.

Householding of Annual Meeting Materials
      We have adopted the cost saving practice of “householding” proxy statements and annual reports. Some banks, brokers and other nominee record holders are also “householding” the proxy statements and annual reports for their customers. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Applix, Inc., 289 Turnpike Road, Westborough, Massachusetts 01581, (508) 870-0300, Attention Investor Relations. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

By Order of the Board of Directors,

Milton A. Alpern, Clerk
April 26, 2005
      The Board of Directors hopes that stockholders will attend the meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed Proxy in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

PROXY	PROXY

APPLIX, INC.

ANNUAL MEETING OF STOCKHOLDERS – JUNE 9, 2005

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF APPLIX, INC.

     The undersigned, having received notice of the Annual Meeting of Stockholders (the “Annual Meeting”) of Applix, Inc. (the “Company”) and management’s Proxy Statement therefor, and revoking all prior proxies, hereby appoint(s) Milton A. Alpern and Patrick J. Rondeau, and each of them (with full power of substitution), as proxies of the undersigned to attend the Annual Meeting to be held on Thursday, June 9, 2005 and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of common stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

     Attendance of the undersigned at the Annual Meeting or at any adjourned session thereof will not be deemed to revoke this Proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this Proxy is signed by the undersigned in every such capacity as well as individually.

     IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF.

(Continued and to be signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS

APPLIX, INC.

JUNE 9, 2005

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☑

1	To elect Alain J. Hanover and Charles F. Kane as Class II Directors of the Company:

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Nominees:	¡ Alain J. Hanover ¡ Charles F. Kane

2	To amend the Company’s 2004 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 1,000,000 shares to 2,000,000 shares.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3	To ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005.

FOR ☐	AGAINST ☐	ABSTAIN ☐

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE OR PROPOSAL SPECIFIED ABOVE, THIS PROXY WILL BE VOTED FOR SUCH ELECTION TO OFFICE OR PROPOSAL.

     To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date

Signature of Stockholder	Date

     NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title. If signer is a partnership, please sign in partnership name by authorized person.

Appendix A

APPLIX, INC.

2004 EQUITY INCENTIVE PLAN

1. Purpose

     The purpose of this 2004 Equity Incentive Plan (the “Plan”) of Applix, Inc., a Massachusetts corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2. Eligibility

     All of the Company’s employees, officers, directors, consultants and advisors are eligible to be granted options, stock appreciation rights, restricted stock and other stock-based awards (each, an “Award”) under the Plan. Each person who has been granted an Award under the Plan shall be deemed a “Participant”.

3. Administration and Delegation

     (a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     (b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or executive officers.

4. Stock Available for Awards

     (a) Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 2,000,000 shares of common stock, $0.0025 par value per share, of the Company (the “Common Stock”). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) Sub-limits. Subject to adjustment under Section 9, the following sub-limits on the number of shares subject to Awards shall apply:

          (1) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 750,000 shares of Common Stock per calendar year. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

          (2) Limit on Awards other than Options and SARS. The maximum number of shares with respect to which Awards other than Options and SARs may be granted shall be 750,000.

5. Stock Options

     (a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

     (b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company, any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

     (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement; provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of the Common Stock, as determined by the Board at the time such Incentive Stock Option is granted.

     (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement, except that such date in the case of an Incentive Stock Option, shall in no case be later than 10 years after the date on which the option is granted.

     (e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

     (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

          (1) in cash or by check, payable to the order of the Company;

          (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

          (3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

          (4) to the extent permitted by applicable law and by the Board, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

          (5) by any combination of the above permitted forms of payment.

     (g) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6. Stock Appreciation Rights

     (a) General. A Stock Appreciation Right, or SAR, is an Award entitling the holder, upon exercise, to receive an amount in cash or Common Stock or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.

     (b) Grants. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

          (1) Tandem Awards. When Stock Appreciation Rights are expressly granted in tandem with Options, (i) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (iv) the Stock Appreciation Right will be transferable only with the related Option.

          (2) Independent SARs. A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

     (c) Exercise. Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

7. Restricted Stock

     (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

     (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

     (c) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

8. Other Stock-Based Awards

     Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Unit Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto. At the time any Award is granted, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant’s right to future delivery of the Common Stock.

9. Adjustments for Changes in Common Stock and Certain Other Events

     (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iv) the share- and per-share provisions of each Stock Appreciation Right, (v) the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions of each outstanding Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

(b) Reorganization Events

          (1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

          (2) Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards shall become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all such outstanding Options or other Awards, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

     For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

     To the extent all or any portion of an Option becomes exercisable solely as a result of clause (ii) above, the Board may provide that upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price; such repurchase right (x) shall lapse at the same rate as the Option would have become exercisable under its terms and (y) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to clause (ii) above.

          (3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

10. General Provisions Applicable to Awards

     (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     (b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

     (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

     (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

     (i) Deferred Delivery of Shares Issuable Pursuant to an Award. The Board may, at the time any Award is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place.

     (j) Performance Conditions.

          (1) This Section 11(i) shall be administered by a Committee approved by the Board, all of the members of which are “outside directors” as defined by Section 162(m) (the “Section 162(m) Committee”).

          (2) Notwithstanding any other provision of the Plan, if the Section 162(m) Committee determines at the time a Restricted Stock Award or Other Stock Unit Award is granted to a Participant who is then an officer, that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee (as defined in Section 162(m)), then the Section 162(m) Committee may provide that this Section 11(i) is applicable to such Award.

          (3) If a Restricted Stock Award or Other Stock Unit Award is subject to this Section 11(i), than the lapsing of restrictions thereon and the distribution of cash or Shares pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Section 162(m) Committee, which shall be based on the attainment of specified levels of one or any combination of the following: (a) earnings per share, (b) return on average equity or average assets with respect to a pre-determined peer group, (c) earnings, (d) earnings growth, (e) revenues, (f) expenses, (g) stock price, (h) market share, (i) return on sales, assets, equity or investment, (j) regulatory compliance, (k) improvement of financial ratings, (l) achievement of balance sheet or income statement objectives, (m) total shareholder return, (n) net operating profit after tax, (o) pre-tax or after-tax income, (p) cash flow, or (q) such other objective goals established by the Board, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance goals may vary by Participant and may be different for different Awards. Such performance goals shall be set by the Section 162(m) Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).

          (4) Notwithstanding any provision of the Plan, with respect to any Restricted Stock Award or Other Stock Unit Award that is subject to this Section 11(i), the Section 162(m) Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Section 162(m) Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

          (5) The Section 162(m) Committee shall have the power to impose such other restrictions on Awards subject to this Section 11(i) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

11. Miscellaneous

     (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company’s stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

     (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)).

     (e) Provisions for Foreign Participants. The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

     (f) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to any applicable conflicts of law.

Appendix B

AMENDED AND RESTATED BY-LAWS

OF

APPLIX, INC.

BY-LAWS

B-i

B-ii

ARTICLE I

SHAREHOLDERS

     1.1. Annual Meeting. The Corporation shall hold an annual meeting of shareholders at a time to be fixed by the Board of Directors, the Chief Executive Officer or the President and stated in the notice of the meeting. The purposes for which the annual meeting is to be held, in addition to those prescribed by the Articles of Organization, shall be for electing Directors and for such other purposes as shall be specified in the notice for the meeting, and only business within such purposes may be conducted at the meeting. In the event an annual meeting is not held at the time fixed in accordance with these Bylaws or the time for an annual meeting is not fixed in accordance with these Bylaws to be held within 13 months after the last annual meeting, the Corporation may designate a special meeting as a special meeting in lieu of the annual meeting, and such meeting shall have all of the effect of an annual meeting.

     1.2. Special Meetings. Special meetings of the shareholders may be called by the Board of Directors, the Chief Executive Officer or the President, and shall be called by the Secretary, or in case of the death, absence, incapacity or refusal of the Secretary, by another officer, if the holders of at least 60 per cent, or such lesser percentage as shall constitute the maximum percentage permitted by law for this purpose at any time at which the Corporation shall have a class of voting stock registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of all the votes entitled to be cast on any issue to be considered at the proposed special meeting sign, date and deliver to the Secretary one or more written demands for the meeting describing the purpose for which it is to be held. Only business within the purpose or purposes described in the meeting notice may be conducted at a special shareholders’ meeting.

     1.3. Place of Meetings. All meetings of shareholders shall be held at the principal office of the Corporation unless a different place is fixed by the Board of Directors, the Chief Executive Officer or the President and specified in the notice of the meeting.

     1.4. Requirement of Notice. A written notice of the date, time and place of each annual and special shareholders’ meeting describing the purposes of the meeting shall be given to shareholders entitled to vote at the meeting (and, to the extent required by law or the Articles of Organization, to shareholders not entitled to vote at the meeting) no fewer than seven nor more than 60 days before the meeting date. If an annual or special meeting of shareholders is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is fixed, however, notice of the adjourned meeting shall be given under this Section 1.4 to persons who are shareholders as of the new record date. All notices to shareholders shall conform to the requirements of Article III of these Bylaws.

     1.5. Waiver of Notice. A shareholder may waive any notice required by law, the Articles of Organization or these Bylaws before or after the date and time stated in the notice. The waiver shall be in writing, be signed by the shareholder entitled to the notice, and be delivered to the Corporation for inclusion with the records of the meeting. A shareholder’s attendance at a meeting: (a) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

     1.6. Quorum.

          (a) Except as otherwise provided by law, or in the Articles of Organization, these Bylaws or, to the extent authorized by law, a resolution of the Board of Directors requiring satisfaction of a greater quorum requirement for any voting group, a majority of the votes entitled to be cast on the matter by a voting group constitutes a quorum of that voting group for action on that matter. As used in these Bylaws, a voting group includes all shares of one or more classes or series that, under the Articles of Organization or the Massachusetts Business Corporation Act, as in effect from time to time (the “MBCA”), are entitled to vote and to be counted together collectively on a matter at a meeting of shareholders.

          (b) A share once represented for any purpose at a meeting is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless (1) the shareholder attends solely to object to lack of notice, defective notice or the conduct of the meeting on other grounds and does not vote the shares or otherwise consent that they are to be deemed present, or (2) in the case of an adjournment, a new record date is or shall be set for that adjourned meeting.

     1.7. Voting and Proxies.

          (a) Except as otherwise provided in this Section 1.7 (a) or the Articles of Organization, each outstanding share, regardless of class, is entitled to one vote on each matter voted on at a shareholders’ meeting. Only shares are entitled to vote, and each fractional share, if any, is entitled to a proportional vote. Absent special circumstances, the shares of the Corporation are not entitled to vote if they are owned, directly or indirectly, by another entity of which the Corporation owns, directly or indirectly, a majority of the voting interests; provided, however, that nothing in these Bylaws shall limit the power of the Corporation to vote any shares held by it, directly or indirectly, in a fiduciary capacity. Unless the Articles of Organization provide otherwise, redeemable shares are not entitled to vote after notice of redemption is given to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company or other financial institution under an irrevocable obligation to pay the holders the redemption price upon surrender of the shares.

          (b) A shareholder may vote his or her shares in person or may appoint a proxy to vote or otherwise act for him or her by signing an appointment form, either personally or by his or her attorney-in-fact. An appointment of a proxy is effective when received by the Secretary or other officer or agent authorized to tabulate votes. Unless otherwise provided in the appointment form, an appointment is valid for a period of 11 months from the date the shareholder signed the form or, if it is undated, from the date of its receipt by the officer or agent. An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest, as defined in the MBCA. An appointment made irrevocable is revoked when the interest with which it is coupled is extinguished. The death or incapacity of the shareholder appointing a proxy shall not affect the right of the Corporation to accept the proxy’s authority unless notice of the death or incapacity is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his or her authority under the appointment. A transferee for value of shares subject to an irrevocable appointment may revoke the appointment if he or she did not know of its existence when he or she acquired the shares and the existence of the irrevocable appointment was not noted conspicuously on the certificate representing the shares or on the information statement for shares without certificates. Subject to the provisions of Section 7.24 of the MBCA, or any successor Section thereto, and to any express limitation on the proxy’s authority appearing on the face of the appointment form, the Corporation is entitled to accept the proxy’s vote or other action as that of the shareholder making the appointment.

     1.8. Action at Meeting. If a quorum of a voting group exists, favorable action on a matter, other than the election of Directors, is taken by a voting group if the votes cast within the group favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes is required by law, the Articles of Organization, these Bylaws or, to the extent authorized by law, a resolution of the Board of Directors requiring receipt of a greater affirmative vote of the shareholders, including more separate voting groups. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. No ballot shall be required for such election unless requested by a shareholder present or represented at the meeting and entitled to vote in the election.

     1.9. Nomination of Directors.

          (a) Except for (1) any Directors entitled to be elected by the holders of any class or series of Preferred Stock, (2) any Directors elected by the Board of Directors in accordance with Section 2.3 of these Bylaws to fill vacancies or newly created directorships or (3) as otherwise required by applicable law or stock market regulation, only persons who are nominated in accordance with the procedures in this Section 1.9 shall be eligible for election as Directors. Nomination for election to the Board of Directors at a meeting of shareholders may be made (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation who (x) complies with the notice procedures set forth in Section 1.9(b) and (y) is a shareholder of record on the date of the giving of such notice and on the record date for the determination of shareholders entitled to vote at such meeting.

          (b) To be timely, a shareholder’s notice must be received in writing by the Secretary at the principal executive offices of the Corporation as follows: (i) in the case of an election of Directors at an annual meeting of shareholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a shareholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the seventh day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (ii) in the case of an election of Directors at a special meeting of shareholders, provided that the Board of Directors has determined that Directors shall be elected at such meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the seventh day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs. In no event shall the adjournment or postponement of a shareholders’ meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of a shareholder’s notice.

     The shareholder’s notice to the Secretary shall set forth: (A) as to each proposed nominee (1) such person’s name, age, business address and, if known, residence address, (2) such person’s principal occupation or employment, (3) the class and number of shares of stock of the Corporation which are beneficially owned by such person, and (4) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act; (B) as to the shareholder giving the notice (1) such shareholder’s name and address, as they appear on the Corporation’s books, (2) the class and number of shares of stock of the Corporation which are owned, beneficially and of record, by such shareholder, (3) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (4) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice and (5) a representation whether the shareholder intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee and/or (y) otherwise to solicit proxies from shareholders in support of such nomination; and (C) as to the beneficial owner, if any, on whose behalf the nomination is being made (1) such beneficial owner’s name and address, (2) the class and number of shares of stock of the Corporation which are beneficially owned by such beneficial owner, (3) a description of all arrangements or understandings between such beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made and (4) a representation whether the beneficial owner intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee and/or (y) otherwise to solicit proxies from shareholders in support of such nomination. In addition, to be effective, the shareholder’s notice must be accompanied by the written consent of the proposed nominee to serve as a Director if elected. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a Director of the Corporation. A shareholder shall not have complied with this Section 1.9(b) if the shareholder (or beneficial owner, if any, on whose behalf the nomination is made) solicits or does not solicit, as the case may be, proxies in support of such shareholder’s nominee in contravention of the representations with respect thereto required by this Section 1.9.

          (c) The chairman of any meeting shall have the power and duty to determine whether a nomination was made in accordance with the provisions of this Section 1.9 (including whether the shareholder or beneficial owner, if any, on whose behalf the nomination is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such shareholder’s nominee in compliance with the representations with respect thereto required by this Section 1.9), and if the chairman should determine that a nomination was not made in accordance with the provisions of this Section 1.9, the chairman shall so declare to the meeting and such nomination shall be disregarded.

          (d) Except as otherwise required by law, nothing in this Section 1.9 shall obligate the Corporation or the Board of Directors to include in any proxy statement or other shareholder communication distributed on behalf of the Corporation or the Board of Directors information with respect to any nominee for Director submitted by a shareholder.

          (e) Notwithstanding the foregoing provisions of this Section 1.9, if the shareholder (or a qualified representative of the shareholder) does not appear at the annual or special meeting of shareholders of the Corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.9, to be considered a qualified representative of the shareholder, a person must be authorized by a written instrument executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting of shareholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, at the meeting of shareholders.

          (f) For purposes of this Section 1.9, “public disclosure” shall include disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

     1.10. Conduct of Meetings. The Board of Directors may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of shareholders as it shall deem appropriate, including without limitation such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of shareholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chairman of any meeting of shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to shareholders, their duly authorized and constituted proxies or attorneys or such other persons as shall be determined; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

     1.11. Action Without Meeting by Written Consent.

          (a) Action taken at a shareholders’ meeting may be taken without a meeting if the action is taken by all shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents that describe the action taken, are signed by shareholders having the requisite votes, bear the date of the signatures of such shareholders, and are delivered to the Corporation for inclusion with the records of meetings within 60 days of the earliest dated consent delivered to the Corporation as required by this Section 1.11. A consent signed under this Section 1.11 has the effect of a vote at a meeting.

          (b) If action is to be taken pursuant to the consent of voting shareholders without a meeting, the Corporation, at least seven days before the action pursuant to the consent is taken, shall give notice, which complies in form with the requirements of Article III of these Bylaws, of the action to nonvoting shareholders in any case where such notice would be required by law if the action were to be taken pursuant to a vote by voting shareholders at a meeting. The notice shall contain, or be accompanied by, the same material that would have been required by law to be sent to shareholders in or with the notice of a meeting at which the action would have been submitted to the shareholders for approval.

     1.12. Record Date. The Board of Directors may fix the record date in order to determine the shareholders entitled to notice of a shareholders’ meeting, to demand a special meeting, to vote or to take any other action. If a record date for a specific action is not fixed by the Board of Directors, and is not supplied by law, the record date shall be (a) the close of business either on the day before the first notice is sent to shareholders, or, if no notice is sent, on the day before the meeting or (b) in the case of action without a meeting by written consent, the date the first shareholder signs the consent or (c) for purposes of determining shareholders entitled to demand a special meeting of shareholders, the date the first shareholder signs the demand or (d) for purposes of determining shareholders entitled to a distribution, other than one involving a purchase, redemption or other acquisition of the Corporation’s shares, the date the Board of Directors authorizes the distribution. A record date fixed under this Section 1.12 may not be more than 70 days before the meeting or action requiring a determination of shareholders. A determination of shareholders entitled to notice of or to vote at a shareholders’ meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

     1.13. Meetings by Remote Communication. Unless otherwise provided in the Articles of Organization, if authorized by the Board of Directors: subject to such guidelines and procedures as the Board of Directors may adopt, shareholders and proxyholders not physically present at a meeting of shareholders may, by means of remote communication: (a) participate in a meeting of shareholders; and (b) be deemed present in person and vote at a meeting of shareholders, provided that: (1) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a shareholder or proxyholder; (2) the Corporation shall implement reasonable measures to provide such shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings;

and (3) if any shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

     1.14. Form of Shareholder Action.

          (a) Any vote, consent, waiver, proxy appointment or other action by a shareholder or by the proxy or other agent of any shareholder shall be considered given in writing, dated and signed, if, in lieu of any other means permitted by law, it consists of an electronic transmission that sets forth or is delivered with information from which the Corporation can determine (1) that the electronic transmission was transmitted by the shareholder, proxy or agent or by a person authorized to act for the shareholder, proxy or agent; and (2) the date on which such shareholder, proxy, agent or authorized person transmitted the electronic transmission. The date on which the electronic transmission is transmitted shall be considered to be the date on which it was signed. The electronic transmission shall be considered received by the Corporation if it has been sent to any address specified by the Corporation for the purpose or, if no address has been specified, to the principal office of the Corporation, addressed to the Secretary or other officer or agent having custody of the records of proceedings of shareholders.

          (b) Any copy, facsimile or other reliable reproduction of a vote, consent, waiver, proxy appointment or other action by a shareholder or by the proxy or other agent of any shareholder may be substituted or used in lieu of the original writing for any purpose for which the original writing could be used, but the copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

     1.15. Shareholder List for Meeting.

          (a) After fixing a record date for a shareholders’ meeting, the Corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of the meeting. The list shall be arranged by voting group, and within each voting group by class or series of shares, and show the address of and number of shares held by each shareholder, but need not include an electronic mail address or other electronic contact information for any shareholder.

          (b) The list of shareholders shall be available for inspection by any shareholder, beginning two business days after notice is given of the meeting for which the list was prepared and continuing through the meeting: (1) at the Corporation’s principal office or at a place identified in the meeting notice in the city where the meeting will be held; or (2) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting.

          (c) A shareholder or his or her agent or attorney is entitled on written demand to inspect and, subject to the requirements of Section 6.2(c) of these Bylaws, to copy the list, during regular business hours and at his or her expense, during the period it is available for inspection.

          (d) The Corporation shall make the list of shareholders available at the meeting, and any shareholder or his or her agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

ARTICLE II

DIRECTORS

     2.1. Powers. All corporate power shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, its Board of Directors.

     2.2. Number and Election. The Board of Directors shall consist of not less than the minimum number of individuals permitted by law and, subject to the rights of holders of any class or series of Preferred Stock to elect Directors, shall be divided into three classes, such classes to be as nearly equal in number as possible. Subject to the rights of holders of any class or series of Preferred Stock to elect Directors, at each annual meeting of shareholders, the successors to the class of Directors whose term expires at that meeting shall be elected. Subject to the foregoing requirements and applicable law, the Board of Directors may, from time to time, fix the number of Directors and their respective classifications, provided that any such action does not operate to remove a Director elected by the shareholders or the Directors other than in the manner specified in the Articles of Organization or these Bylaws.

     2.3. Vacancies. Subject to the rights of holders of any class or series of Preferred Stock, vacancies and newly created directorships, whether resulting from an increase in the size of the Board of Directors, from the death, resignation, disqualification or removal of a Director or otherwise, shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors. A vacancy that will occur at a specific later date may be filled before the vacancy occurs, but the new Director may not take office until the vacancy occurs.

     2.4. Change in Size of the Board of Directors. Subject to the rights of holders of any class or series of Preferred Stock, the number of Directors may be fixed or changed from time to time by the Board of Directors.

     2.5. Tenure. Subject to the rights of holders of any class or series of Preferred Stock to elect Directors, each Director shall serve for a term ending on the date of the third annual meeting at which such Director was elected; provided, however, that the term of each Director shall continue until the election and qualification of a successor and be subject to such Director’s earlier death, resignation or removal. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director. Any Director elected to fill a vacancy shall hold office for the remainder of the full term of the class of Directors in which the vacancy occurred or the new directorship was created and until such Director’s successor shall have been elected and qualified.

     2.6. Resignation. A Director may resign at any time by delivering written notice of resignation to the Board of Directors, the Chairman of the Board or the Corporation. A

resignation is effective when the notice is delivered unless the notice specifies a later effective date.

     2.7. Removal. A Director may be removed from office with or without cause by vote of the holders of a majority of the shares entitled to vote in the election of Directors. However, the Directors elected by the holders of a particular class or series of stock may be removed from office with or without cause only by vote of the holders of a majority of the outstanding shares of such class or series. In addition, a Director may be removed from office for cause by vote of a majority of the Directors then in office. A Director may be removed for cause only after reasonable notice and opportunity to be heard before the body proposing to remove him. Notwithstanding the foregoing provisions, if the Directors of the Corporation are classified with respect to the time for which they severally hold office pursuant to paragraph (a) of Section 50A of the Massachusetts Business Corporation Law, as it may be amended from time to time, the removal of Directors shall be governed by the provisions of paragraph (c) of such Section 50A.

     2.8. Regular Meetings. Regular meetings of the Board of Directors may be held at such times and places as shall from time to time be fixed by the Board of Directors without notice of the date, time, place or purpose of the meeting.

     2.9. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, the President, the Secretary, any two Directors or one Director in the event that there is only one Director.

     2.10. Notice. Special meetings of the Board of Directors must be preceded by at least two days’ notice of the date, time and place of the meeting. The notice need not describe the purpose of the special meeting. All notices to Directors shall conform to the requirements of Article III of these Bylaws.

     2.11. Waiver of Notice. A Director may waive any notice before or after the date and time of the meeting. The waiver shall be in writing, signed by the Director entitled to the notice, or in the form of an electronic transmission by the Director to the Corporation, and filed with the minutes or corporate records. A Director’s attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the Director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

     2.12. Quorum. Unless otherwise provided by law, the Articles of Organization or these Bylaws, a quorum of the Board of Directors consists of a majority of the Directors then in office, provided always that any number of Directors (whether one or more and whether or not constituting a quorum) constituting a majority of Directors present at any meeting or at any adjourned meeting may make an adjournment thereof.

     2.13. Action at Meeting. If a quorum is present when a vote is taken, the affirmative vote of a majority of Directors present is the act of the Board of Directors unless the Articles of Organization or these Bylaws require the vote of a greater number of Directors. A Director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is considered to have assented to the action taken unless: (a) he or she objects at the beginning of the meeting, or promptly upon his or her arrival, to holding it or transacting business at the meeting; (b) his or her dissent or abstention from the action taken is entered in the minutes of the meeting; or (c) he or she delivers written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

     2.14. Action Without Meeting. Any action required or permitted to be taken by the Directors may be taken without a meeting if the action is taken by the unanimous consent of the members of the Board of Directors. The action must be evidenced by one or more consents describing the action taken, in writing, signed by each Director, or delivered to the Corporation by electronic transmission, to the address specified by the Corporation for the purpose or, if no address has been specified, to the principal office of the Corporation, addressed to the Secretary or other officer or agent having custody of the records of proceedings of Directors, and included in the minutes or filed with the corporate records reflecting the action taken. Action taken under this Section 2.14 is effective when the last Director signs or delivers the consent, unless the consent specifies a different effective date. A consent signed or delivered under this Section 2.14 has the effect of a meeting vote and may be described as such in any document.

     2.15. Telephone Conference Meetings. The Board of Directors may permit any or all Directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all Directors participating may simultaneously hear each other during the meeting. A Director participating in a meeting by this means is considered to be present in person at the meeting.

     2.16. Committees. The Board of Directors may create one or more committees and appoint members of the Board of Directors to serve on them. Each committee may have one or more members, who serve at the pleasure of the Board of Directors. The creation of a committee and appointment of members to it must be approved by a majority of all the Directors in office when the action is taken. Article III and Sections 2.10 through 2.15 of these Bylaws shall apply to committees and their members. To the extent specified by the Board of Directors, each committee may exercise the authority of the Board of Directors to the extent permitted by law. The creation of, delegation of authority to, or action by a committee does not alone constitute compliance by a Director with the standards of conduct described in Section 2.18 of these Bylaws.

     2.17. Compensation. The Board of Directors may fix the compensation of Directors.

     2.18. Standard of Conduct for Directors.

          (a) A Director shall discharge his or her duties as a Director, including his or her duties as a member of a committee: (1) in good faith; (2) with the care that a person in a like position would reasonably believe appropriate under similar circumstances; and (3) in a manner the Director reasonably believes to be in the best interests of the Corporation. In determining what the Director reasonably believes to be in the best interests of the Corporation, a Director may consider the interests of the Corporation’s employees, suppliers, creditors and customers, the economy of the state, the region and the nation, community and societal considerations, and the long-term and short-term interests of the Corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the Corporation.

          (b) In discharging his or her duties, a Director who does not have knowledge that makes reliance unwarranted is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers or employees of the Corporation whom the Director reasonably believes to be reliable and competent with respect to the information, opinions, reports or statements presented; (2) legal counsel, public accountants or other persons retained by the Corporation, as to matters involving skills or expertise the Director reasonably believes are matters (i) within the particular person’s professional or expert competence or (ii) as to which the particular person merits confidence; or (3) a committee of the Board of Directors of which the Director is not a member if the Director reasonably believes the committee merits confidence.

          (c) A Director is not liable for any action taken as a Director, or any failure to take any action, if he or she performed the duties of his or her office in compliance with this Section 2.18.

     2.19. Conflict of Interest.

          (a) A conflict of interest transaction is a transaction with the Corporation in which a Director of the Corporation has a material direct or indirect interest. A conflict of interest transaction is not voidable by the Corporation solely because of the Director’s interest in the transaction if any one of the following is true:

               (1) the material facts of the transaction and the Director’s interest were disclosed or known to the Board of Directors or a committee of the Board of Directors and the Board of Directors or committee authorized, approved or ratified the transaction;

               (2) the material facts of the transaction and the Director’s interest were disclosed or known to the shareholders entitled to vote and they authorized, approved or ratified the transaction; or

               (3) the transaction was fair to the Corporation.

          (b) For purposes of this Section 2.19, and without limiting the interests that may create conflict of interest transactions, a Director of the Corporation has an indirect interest in a transaction if: (1) another entity in which he or she has a material financial interest or in which he or she is a general partner is a party to the transaction; or (2) another entity of which he or she is a director, officer or trustee or in which he or she holds another position is a party to the transaction and the transaction is or should be considered by the Board of Directors.

          (c) For purposes of clause (1) of subsection (a) of this Section 2.19, a conflict of interest transaction is authorized, approved or ratified if it receives the affirmative vote of a majority of the Directors on the Board of Directors (or on the committee) who have no direct or indirect interest in the transaction, but a transaction may not be authorized, approved or ratified under this Section 2.19 by a single Director. If a majority of the Directors who have no direct or indirect interest in the transaction vote to authorize, approve or ratify the transaction, a quorum is present for the purpose of taking action under this Section 2.19. The presence of, or a vote cast by, a Director with a direct or indirect interest in the transaction does not affect the validity of any action taken under clause (1) of subsection (a) of this Section 2.19 if the transaction is otherwise authorized, approved or ratified as provided in that subsection.

          (d) For purposes of clause (2) of subsection (a) of this Section 2.19, a conflict of interest transaction is authorized, approved or ratified if it receives the vote of a majority of the shares entitled to be counted under this subsection (d). Shares owned by or voted under the control of a Director who has a direct or indirect interest in the transaction, and shares owned by or voted under the control of an entity described in clause (1) of subsection (b) of this Section 2.19, may not be counted in a vote of shareholders to determine whether to authorize, approve or ratify a conflict of interest transaction under clause (2) of subsection (a) of this Section 2.19. The vote of those shares, however, is counted in determining whether the transaction is approved under other provisions of these Bylaws. A majority of the shares, whether or not present, that are entitled to be counted in a vote on the transaction under this subsection constitutes a quorum for the purpose of taking action under this Section 2.19.

ARTICLE III

MANNER OF NOTICE

     All notices provided for under these Bylaws shall conform to the following requirements:

     (a) Notice shall be in writing unless oral notice is reasonable under the circumstances. Notice by electronic transmission is written notice.

     (b) Notice may be communicated in person; by telephone, voice mail, telegraph, teletype or other electronic means; by mail; by electronic transmission; or by messenger or delivery service. If these forms of personal notice are impracticable, notice may be communicated by a newspaper of general circulation in the area where published; or by radio, television or other form of public broadcast communication.

     (c) Written notice, other than notice by electronic transmission, if in a comprehensible form, is effective upon deposit in the United States mail, if mailed postpaid and correctly addressed to the addressee’s address shown in the Corporation’s current records.

     (d) Written notice by electronic transmission, if in comprehensible form, is effective: (1) if by facsimile telecommunication, when directed to a number furnished by the addressee for the purpose; (2) if by electronic mail, when directed to an electronic mail address furnished by the addressee for the purpose; (3) if by a posting on an electronic network together with separate notice to the addressee of such specific posting, directed to an electronic mail address furnished by the addressee for the purpose, upon the later of (i) such posting and (ii) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the addressee in such manner as the addressee shall have specified to the Corporation. An affidavit of the Secretary or an Assistant Secretary of the Corporation, the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     (e) Except as provided in subsection (c) of this Article III, written notice, other than notice by electronic transmission, if in a comprehensible form, is effective at the earliest of the following: (1) when received; (2) five days after its deposit in the United States mail, if mailed postpaid and correctly addressed; (3) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested; or if sent by messenger or delivery service, on the date shown on the return receipt signed by or on behalf of the addressee; or (4) on the date of publication if notice by publication is permitted.

     (f) Oral notice is effective when communicated if communicated in a comprehensible manner.

ARTICLE IV

OFFICERS

     4.1. Enumeration. The Corporation shall have a President, a Treasurer, a Secretary and such other officers as may be appointed by the Board of Directors from time to time in accordance with these Bylaws, including, but not limited to, a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer and one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries.

     4.2. Appointment. The officers shall be appointed by the Board of Directors. A duly appointed officer may appoint one or more officers or assistant officers if authorized by the Board of Directors. Each officer has the authority and shall perform the duties set forth in these Bylaws or, to the extent consistent with these Bylaws, the duties prescribed by the Board of Directors or by direction of an officer authorized by the Board of Directors to prescribe the duties of other officers. The appointment of an officer shall not itself create contract rights.

     4.3. Qualification. The same individual may simultaneously hold more than one office in the Corporation. No officer need be a shareholder.

     4.4. Tenure. Except as otherwise provided by law, the Articles of Organization or these Bylaws, each officer shall hold office until his or her successor is duly appointed, unless a different term is specified in the vote appointing him or her, or until his or her earlier death, resignation or removal.

     4.5. Resignation. An officer may resign at any time by delivering notice of the resignation to the Corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor shall not take office until the effective date. An officer’s resignation shall not affect the Corporation’s contract rights, if any, with the officer.

     4.6. Removal. The Board of Directors may remove any officer at any time with or without cause. An officer’s removal shall not affect the officer’s contract rights, if any, with the Corporation.

     4.7. Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of his or her predecessor and until his or her successor is duly appointed, or until he or she sooner dies, resigns or is removed.

     4.8. Chairman of the Board and Vice Chairman of the Board. The Board of Directors may appoint from its members a Chairman of the Board, who need not be an employee or officer of the Corporation. If the Board of Directors appoints a Chairman of the Board, he or she shall perform such duties and possess such powers as are assigned to him or her by the Board of Directors and, if the Chairman of the Board is also designated as the Corporation’s Chief Executive Officer, shall have the powers and duties of the Chief Executive Officer prescribed in Section 4.9 of these Bylaws. Unless otherwise provided by the Board of Directors, the Chairman of the Board shall preside at all meetings of the Board of Directors and shareholders.

     If the Board of Directors appoints a Vice Chairman of the Board, he or she shall, in the event of the absence, inability or refusal to act of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties and possess such other powers as may from time to time be vested in him or her by the Board of Directors.

     4.9. President; Chief Executive Officer. Unless the Board of Directors has designated the Chairman of the Board or another person as Chief Executive Officer, the President shall be the Chief Executive Officer. The Chief Executive Officer shall have general charge and supervision of the business of the Corporation, subject to the direction of the Board of Directors. The President shall perform such other duties and shall have such other powers as the Board of Directors or the Chief Executive Officer (if the President is not the Chief Executive Officer) may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer or the President (if the President is not the Chief Executive Officer), the Vice President (or, if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the Chief Executive Officer and, when so performing such duties, shall have all the powers of and be subject to all the restrictions upon, the Chief Executive Officer.

     4.10. Vice Presidents. Any Vice President shall perform such duties and shall possess such powers as the Board of Directors, the Chief Executive Officer or the President may from time to time prescribe. The Board of Directors may assign to any Vice President the title Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

     4.11. Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned to him or her by the Board of Directors, the Chief Executive Officer or the President. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the Corporation, to deposit funds of the Corporation in depositories, to disburse such funds as ordered by the Board of Directors, the Chief Executive Officer or the President, to make proper accounts of such funds, and to render as required by the Board of Directors, the Chief Executive Officer or the President statements of all such transactions and of the financial condition of the Corporation.

     Any Assistant Treasurer shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

     4.12. Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall possess such powers as the Board of Directors, the Chief Executive Officer or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and shall have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of shareholders and Directors, to attend all meetings of shareholders and Directors, to prepare minutes of the meetings of shareholders and Directors, to authenticate the records of the Corporation, to maintain a stock ledger and prepare lists of shareholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

     Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

     In the absence of the Secretary or any Assistant Secretary at any meeting of shareholders or Directors, the person presiding at the meeting shall designate a temporary secretary to prepare the minutes of the meeting.

     4.13. Salaries. Officers of the Corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

     4.14. Standard of Conduct for Officers. An officer shall discharge his or her duties: (a) in good faith; (b) with the care that a person in a like position would reasonably exercise under similar circumstances; and (c) in a manner the officer reasonably believes to be in the best interests of the Corporation. In discharging his or her duties, an officer who does not have knowledge that makes reliance unwarranted is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers or employees of the Corporation whom the officer reasonably believes to be reliable and competent with respect to the information, opinions, reports or statements presented; or (2) legal counsel, public accountants or other persons retained by the

Corporation as to matters involving skills or expertise the officer reasonably believes are matters (i) within the particular person’s professional or expert competence or (ii) as to which the particular person merits confidence. An officer shall not be liable to the Corporation or its shareholders for any decision to take or not to take any action taken, or any failure to take any action, as an officer, if the duties of the officer are performed in compliance with this Section 4.14.

ARTICLE V

PROVISIONS RELATING TO SHARES

     5.1. Issuance and Consideration. The Board of Directors may issue the number of shares of each class or series authorized by the Articles of Organization. The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the Corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the Corporation. Before the Corporation issues shares, the Board of Directors shall determine that the consideration received or to be received for shares to be issued is adequate. The Board of Directors shall determine the terms upon which the rights, options or warrants for the purchase of shares or other securities of the Corporation are issued and the terms, including the consideration, for which the shares or other securities are to be issued.

     5.2. Share Certificates. If shares are represented by certificates, at a minimum each share certificate shall state on its face: (a) the name of the Corporation and that it is organized under the laws of The Commonwealth of Massachusetts; (b) the name of the person to whom issued; and (c) the number and class of shares and the designation of the series, if any, the certificate represents. Every certificate for shares of stock that are subject to any restriction on the transfer or registration of transfer of such shares pursuant to the Articles of Organization, these Bylaws, an agreement among shareholders or an agreement among shareholders and the Corporation, shall have conspicuously noted on the front or back of such certificate the existence of such restrictions. If different classes of shares or different series within a class are authorized, then the variations in rights, preferences and limitations applicable to each class and series, and the authority of the Board of Directors to determine variations for any future class or series, must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder this information on request in writing and without charge. Each share certificate shall be signed, either manually or in facsimile, by the Chief Executive Officer, the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, or any two officers designated by the Board of Directors, and may bear the corporate seal or its facsimile. If the person who signed, either manually or in facsimile, a share certificate no longer holds office when the certificate is issued, the certificate shall be nevertheless valid.

     5.3. Uncertificated Shares. The Board of Directors may authorize the issue of some or all of the shares of any or all of the Corporation’s classes or series without certificates. The authorization shall not affect shares already represented by certificates until they are surrendered to the Corporation. Within a reasonable time after the issue or transfer of shares without certificates, the Corporation shall send the shareholder a written statement of the information required by the MBCA to be on certificates.

     5.4. Transfers; Record and Beneficial Owners. Subject to the restrictions, if any, stated or noted on the stock certificates, shares of stock may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the Corporation or its transfer agent may reasonably require. The Corporation shall be entitled to treat the record holder of shares as shown on its books as the owner of such shares for all purposes, including the payment of dividends and other distributions and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such shares until the shares have been transferred on the books of the Corporation in accordance with the requirements of these Bylaws. Notwithstanding anything to the contrary herein, to the extent the Board of Directors has established a procedure by which the beneficial owner of shares that are registered in the name of a nominee will be recognized by the Corporation as a shareholder, the Corporation shall be entitled to treat the beneficial owner of shares as the shareholder to the extent of the rights granted by a nominee certificate on file with the Corporation.

     5.5. Replacement of Certificates. The Board of Directors may, subject to applicable law, determine the conditions upon which a new share certificate may be issued in place of any certificate alleged to have been lost, destroyed or wrongfully taken. The Board of Directors may, in its discretion, require the owner of such share certificate, or his or her legal representative, to give a bond, sufficient in its opinion, with or without surety, to indemnify the Corporation against any loss or claim which may arise by reason of the issue of the new certificate.

ARTICLE VI

CORPORATE RECORDS

     6.1. Records to be Kept.

          (a) The Corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the Corporation. The Corporation shall maintain appropriate accounting records. The Corporation or its agent shall maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each. The Corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

          (b) The Corporation shall keep within The Commonwealth of Massachusetts a copy of the following records at its principal office or an office of its transfer agent or of its Secretary or Assistant Secretary or of its registered agent:

               (1) its Articles or Restated Articles of Organization and all amendments to them currently in effect;

               (2) its Bylaws or Restated Bylaws and all amendments to them currently in effect;

               (3) resolutions adopted by its Board of Directors creating one or more classes or series of shares, and fixing their relative rights, preferences and limitations, if shares issued pursuant to those resolutions are outstanding;

               (4) the minutes of all shareholders’ meetings, and records of all action taken by shareholders without a meeting, for the past three years;

               (5) all written communications to shareholders generally within the past three years, including the financial statements furnished under Section 16.20 of the MBCA, or any successor Section thereto, for the past three years;

               (6) a list of the names and business addresses of its current Directors and officers; and

               (7) its most recent annual report delivered to the Massachusetts Secretary of State.

     6.2. Inspection of Records by Shareholders.

          (a) A shareholder is entitled to inspect and copy, during regular business hours at the office where they are maintained pursuant to Section 6.1(b) of these Bylaws, copies of any of the records of the Corporation described in said Section 6.1(b) if he or she gives the Corporation written notice of his or her demand at least five business days before the date on which he or she wishes to inspect and copy.

          (b) A shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the Corporation if the shareholder meets the requirements of subsection (c) of this Section 6.2 and gives the Corporation written notice of his or her demand at least five business days before the date on which he or she wishes to inspect and copy:

               (1) excerpts from minutes reflecting action taken at any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or Board of Directors without a meeting, to the extent not subject to inspection under subsection (a) of this Section 6.2;

               (2) accounting records of the Corporation, but if the financial statements of the Corporation are audited by a certified public accountant, inspection shall be limited to the financial statements and the supporting schedules reasonably necessary to verify any line item on those statements; and

               (3) the record of shareholders described in Section 6.1(a) of these Bylaws.

          (c) A shareholder may inspect and copy the records described in subsection (b) of this Section 6.2 only if:

               (1) his or her demand is made in good faith and for a proper purpose;

               (2) he or she describes with reasonable particularity his or her purpose and the records he or she desires to inspect;

               (3) the records are directly connected with his or her purpose; and

               (4) the Corporation shall not have determined in good faith that disclosure of the records sought would adversely affect the Corporation in the conduct of its business or, in the case of a public corporation, constitutes material non-public information at the time when the shareholder’s notice of demand to inspect and copy is received by the Corporation.

          (d) For purposes of this Section 6.2, “shareholder” includes a beneficial owner whose shares are held in a voting trust or by a nominee on his or her behalf.

     6.3. Scope of Inspection Right.

          (a) A shareholder’s agent or attorney has the same inspection and copying rights as the shareholder represented.

          (b) The Corporation may, if reasonable, satisfy the right of a shareholder to copy records under Section 6.2 of these Bylaws by furnishing to the shareholder copies by photocopy or other means chosen by the Corporation, including copies furnished through an electronic transmission.

          (c) The Corporation may impose a reasonable charge, covering the costs of labor, material, transmission and delivery, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production, reproduction, transmission or delivery of the records.

          (d) The Corporation may comply at its expense with a shareholder’s demand to inspect the record of shareholders under clause (3) of subsection (b) of Section 6.2 of these Bylaws by providing the shareholder with a list of shareholders that was compiled no earlier than the date of the shareholder’s demand.

          (e) The Corporation may impose reasonable restrictions on the use or distribution of records by the demanding shareholder.

     6.4. Inspection of Records by Directors. A Director is entitled to inspect and copy the books, records and documents of the Corporation at any reasonable time to the extent reasonably related to the performance of the Director’s duties as a Director, including duties as a member of a committee, but not for any other purpose or in any manner that would violate any duty to the Corporation.

ARTICLE VII

INDEMNIFICATION

     Except as otherwise provided below, the corporation shall, to the extent legally permissible, indemnify each person who is, or shall have been, a Director, officer or Plan Fiduciary (as defined below) of the corporation or who is serving, or shall have served, at the request of the corporation as a Director or officer of another organization in which the corporation owns any shares or of which it is a creditor, against all liabilities and expenses (including judgments, fines, penalties and reasonable attorneys’ fees and all amounts paid, other than to the corporation or such other organization, in compromise or settlement) imposed upon or incurred by any such person in connection with, or arising out of, the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be a defendant or with which he may be threatened or otherwise involved, directly or indirectly, by reason of his being or having been such a Director, officer or Plan Fiduciary.

     The corporation shall provide no indemnification with respect to any matter as to which any such Director, officer or Plan Fiduciary shall be finally adjudicated in such action, suit or proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation. The corporation shall provide no indemnification with respect to any matter settled or compromised, pursuant to a consent decree or otherwise, unless such settlement or compromise shall have been approved as in the best interests of the corporation, after notice that indemnification is involved, by (i) a disinterested majority of the Board of Directors or, (ii) the holders of a majority of the outstanding stock entitled to elect Directors, voting as a single class, exclusive of any stock owned by any interested Director, officer or Plan Fiduciary.

     Indemnification may include payment by the corporation of expenses in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding upon receipt of an undertaking by the person indemnified to repay such payment if it is ultimately determined that such person is not entitled to indemnification under this Article.

     As used in this Article, the terms “Director”, “officer” and “Plan Fiduciary” include their respective heirs, executors, administrators and legal representatives, and an “interested” Director, officer or Plan Fiduciary is one against whom in such capacity the proceeding in question or another proceeding on the same or similar grounds is then pending.

     To assure indemnification under this Article of all persons who are determined by the corporation or otherwise to be or to have been “fiduciaries” of any employee benefit plan of the corporation which may exist from time to time, this Article shall be interpreted as follows: (i) “Plan Fiduciary” shall mean any Director, officer or employee of the corporation who serves such an employee benefit plan in a fiduciary capacity at the request of the corporation; (ii) “fines” shall be deemed to include any excise taxes assessed on a person with respect to an employee benefit plan pursuant to the Employee Retirement Income Security Act of 1974; and

(iii) actions taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is in the best interests of the corporation.

     The right of indemnification provided in this Article shall not be exclusive of or affect any other rights to which any Director, officer or Plan Fiduciary may be entitled under any agreement, statute, vote of stockholders or otherwise. The corporation’s obligation to provide indemnification under this Article shall be offset to the extent of any other source of indemnification or any otherwise applicable insurance coverage under a Policy maintained by the corporation or any other person. Nothing contained in this Article shall affect any rights to which corporate personnel other than Directors and officers may be entitled by contract or otherwise.

ARTICLE VIII

MISCELLANEOUS

     8.1. Fiscal Year. Except as otherwise determined from time to time by the Board of Directors, the fiscal year of the Corporation shall in each year end on December 31.

     8.2. Seal. The seal of the Corporation shall, subject to alteration by the Board of Directors, bear the Corporation’s name, the word “Massachusetts” and the year of its incorporation.

     8.3. Voting of Securities. Except as the Board of Directors may otherwise designate, the Chief Executive Officer, President or Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for the Corporation (with or without power of substitution) at, any meeting of shareholders of any other corporation or organization, the securities of which may be held by the Corporation.

     8.4. Evidence of Authority. A certificate by the Secretary, an Assistant Secretary or a temporary Secretary as to any action taken by the shareholders, Directors, any committee or any officer or representative of the Corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

     8.5. Articles of Organization. All references in these Bylaws to the Articles of Organization shall be deemed to refer to the Articles of Organization of the Corporation, as amended and in effect from time to time.

     8.6. Severability. Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

     8.7. Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

ARTICLE IX

AMENDMENTS

          (a) These By-Laws may be amended by vote of the holders of a majority of the shares of each class of the capital stock at the time outstanding and entitled to vote at any annual or special meeting of stockholders, if notice of the substance of the proposed amendment is stated in the notice of such meeting. If authorized by the Articles of Organization, the Directors, by a majority of their number then in office, may also make, amend or repeal these By-Laws, in whole or in part, except with respect to (a) the provisions of these By-Laws governing (i) the removal of Directors, (ii) the indemnification of Directors and (iii) the amendment of these By-Laws and (b) any provision of these By-Laws which by law, the Articles of Organization or these By-Laws requires action by the stockholders.

          (b) No change in the date fixed in these By-Laws for the annual meeting of stockholders may be made within 60 days before the date fixed in these By-Laws, and in case of any change in such date, notice thereof shall be given to each stockholder in person or by letter mailed to his last known post office address at least 20 days before the new date fixed for such meeting.

          (c) Not later than the time of giving notice of the meeting of stockholders next following the making, amending or repealing by the Directors of any By-Law, notice stating the substance of such change shall be given to all stockholders entitled to vote on amending the By-Laws.

          (d) Any By-Law adopted by the Directors may be amended or repealed by the stockholders entitled to vote on amending the By-Laws.